ESCROW AGREEMIENT


THIS ESCROW AGREEMENT, dated as of October 1, 2001
("Escrow Agreement"), is by and between Village VI
Acquisition Co., Inc., a Nevada corporation (the
"Principal"); the individuals listed on Schedule A
(the "Selling Security Holders"); and First Union
National Bank, a national banking association, as Escrow Agent hereunder ("Escrow Agent").

                    BACKGROUND

A. Selling Security Holders are to sell up to 229,000./ common shares, par value $.001 (the
"Shares ") at the offering price of $.10 per common share, pursuant to Registration Statement
No. 333-57372 filed with the Securities and Exchange Commission (the "SEC") and attached hereto as Exhibit A (the "Offering Document").

B. In accordance with the Offering Document, subscribers to the Shares (the "Subscribers" and individually, a "Subscriber") will be required to submit full payment for their respective investments at the time they enter into subscription agreements.

C. In accordance with the Offering Document, all payments received by Selling Security Holders in connection with subscriptions for Shares together with the stock certificates representing the shares sold, shall be promptly forwarded to Escrow
Agent, and Escrow Agent has agreed to accept, hold, and disburse such funds and stock certificates deposited with it and the earnings thereon until a merger occurs between the Principal and an acquiring company, or the Escrow is terminated as hereinafter set forth in this Agreement.

D. In order to establish the escrow of funds and to effect the provisions of the Offering Document, the parties hereto have entered into this Escrow
Agreement.

       STATEMENT OF AGREEMENT

NOW THEREFORE, for good and valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.  Definitions.

The following terms shall have the following meanings when used herein:

 "Cash Investment" shall mean the number of Shares to be purchased by any Subscriber multiplied by the offering price per Share of $.10 as set forth in the Offering Document.

"Cash Investment Instrument" shall mean a check, money order or similar instrument, made payable to the "First Union National Bank/Village VI
Acquisition Co., Inc. Escrow Account," in full payment for the Shares to be purchased by any Subscriber.

"Escrow Funds" shall mean all offering proceeds, after deduction of cash paid for underwriting commissions, underwriting expenses and dealer allowances, provided, however, that no deduction may be made for underwriting commissions, underwriting expenses or dealer allowances payable to an affiliate of the Principal, deposited with the Escrow Agent pursuant to this Agreement, together with any interest and other income thereon.

"Pro Rata Basis," with respect to the allocation among Subscribers of interest and other earnings held in the Escrow Funds, shall mean, for each Subscriber, the Subscriber's Cash Investment multiplied by the number of days the Cash
Investment of such Subscriber was held in interest-bearing investments pursuant to Section 6 hereof, multiplied by the average yield earned on the Escrow Funds during such period of days.

"Shares" shall have the meaning set forth in the section of this Escrow Agreement titled
"Background".

"Subscriber " or " Subscribers " shall have the meaning set forth in the section of this Escrow
Agreement titled "Background".

"Subscription Accounting" shall mean an accounting of all subscriptions for Shares received and accepted Selling Security Holders as of the date of such accounting, indicating for each subscription the Subscriber's name, social security number and address, the number and total purchase price of subscribed Shares, the date of receipt by Selling Security Holders of the Cash
Investment Instrument, and notations of any nonpayment of the Cash Investment Instrument submitted with such subscription, any withdrawal of such subscription by the Subscriber, any rejection of such subscription by Selling Security
Holders, or other termination, for whatever reason, of such subscription.

2.  Appointment of and Acceptance by Escrow Agent.

Principal and Selling Security Holders hereby appoint Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

3.  Deposits into Escrow.

a. The account records of the Escrow Agent shall provide that the funds in the escrow account are held for the benefit of the Subscriber(s) named and identified in accordance the records of the Escrow Agent, maintained in good faith and in the regular course of business, and they shall show the name and interest of each party to the account.

b. Upon receipt by Selling Security Holders of any Cash Investment Instrument for the purchase of Shares, Selling Security Holders shall forward to
Escrow Agent, by 12:00 noon of the next business day, the Cash Investment Instrument for deposit into the following escrow account:

First Union National Bank
Charlotte, North Carolina
ABA # 053000219
D/ 5000000016439
FFC: (*TBD)
Attn: CT BR#4850

Each such deposit shall be accompanied by the following documents:

   (1) a report containing such Subscriber's name, social security number or taxpayer identification number, address and other information required for withholding purposes;

   (2) a Subscription Accounting; and

   (3) instructions regarding the investment of such deposited funds in accordance with Section 6 hereof

ALL FUNDS SO DEPOSITED AND INTEREST OR DIVIDENDS
THEREON, IF ANY, SHALL BE HELD FOR THE SOLE
BENEFIT OF AND SHALL REMAIN THE PROPERTY OF THE
SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE
INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR
CHARGE BY ESCROW AGENT OR BY JUDGMENT OR
CREDITORS' CLAIMS AGAINST VILLAGE VI ACQUISITION
CORP. UNTIL RELEASED TO VILLAGE VI ACQUISITION
CORP. IN ACCORDANCE WITH SECTION 4(a) HEREOF.

c. Selling Security Holders understand and agree that all checks and similar instruments received by Escrow Agent hereunder are subject to collection requirements of presentment and final payment, and that the funds represented thereby cannot be drawn upon or disbursed until such time as final payment has been made and is no longer subject to dishonor. Upon receipt, Escrow Agent shall process each Cash Investment Instrument for collection, and the proceeds thereof shall be held as part of the Escrow Funds until disbursed in accordance with Section 4 hereof. If, upon presentment for payment, any Cash Investment
Instrument is dishonored, Escrow Agent's sole obligation shall be to notify Principal and Selling Security Holders of such dishonor and to return such Cash Investment Instrument to Selling
Security Holders to take whatever action it deems necessary. Notwithstanding the foregoing, if for any reason any Cash Investment Instrument is uncollectible after payment of the funds represented thereby has been made by Escrow Agent, Village VI Acquisition Co., Inc. shall immediately reimburse Escrow Agent upon receipt from Escrow
Agent of written notice thereof.

Upon receipt of any Cash Investment Instrument that represents payment less than or greater than the Cash Investment, Escrow Agent's sole obligation shall be to notify the Selling Security
Holders of such fact and to return such Cash
Investment Instrument to the Subscriber.

d. All Cash Investment Instruments shall be made payable to the order of, or endorsed to the order of, "First Union National Bank/Village VI
Acquisition Co., Inc. - Escrow Account, " and
Escrow Agent shall not be obligated to accept, or present for payment, any Cash Investment
Instrument that is not payable or endorsed in that manner.

4. Disbursements of Escrow Funds.

a. Completion of Merger. Subject to the provisions of Section 10 hereof, Escrow Agent shall pay to the Selling Security Holders the liquidated value of the Escrow Funds, by certified or bank check or by wire transfer, no later than fifteen (15) business days following receipt of the following documents:

  (1) A Release Notice (the "Release Notice") issued by the Principal only upon the closing of a successful merger between Principal and an acceptable merger candidate;

  (2) The Release Notice shall be accompanied by proof of a successful merger consisting of certified copies of the articles of merger filed with the Secretary of State within the respective jurisdictions of the Principal and the merger candidate;

  (3) The documents described on Exhibit B attached hereto and incorporated herein by reference; and

  (4) Such other certificates, notices or other documents as Escrow Agent shall reasonably require.

After the initial disbursement of Escrow Funds to Selling Security Holders pursuant to this Section
4(a), Escrow Agent shall pay Selling Security
Holders any additional funds received with respect to the Shares, by certified or bank check or wire transfer, no later than fifteen (15) business days after receipt.

b. Rejection of Any Subscription or Termination of the Offering. No later than fifteen (15) business days after receipt by Escrow Agent of written notice (i) from Principal that the Principal's offering has terminated and that there will be no closing of the sale of Shares to Subscribers; or
(ii) from Principal that a merger will not occur;
or (iii) from Principal Selling Security Holders intend to reject a Subscriber's subscription; or
(iv) from the SEC or any other federal or state regulatory authority that a stop order has been issued with respect to the Offering Document and has remained in effect for at least twenty (20) days, Escrow Agent shall (a) pay to the applicable
Subscriber(s), by certified or bank check and by first class mail, the amount of the Cash
Investment paid by each Subscriber; (b) pay as soon as practicable to the applicable
Subscriber(s), by certified or bank check and by first class mail, each Subscriber's share of income earned on the Escrow Funds, each such share to be calculated on a Pro Rata Basis; and (c) deliver to Principal stock certificates of the applicable Subscribers(s), and Selling Security
Holders to Principal for delivery to the holders of the stock certificates .

C. Expiration of Offering Period. Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received a Release
Notice on or before December 31, 2002, Escrow
Agent shall, within fifteen (15) business days after such date and without any further instruction or direction from Principal, return to each Subscriber, by certified or bank check and by first class mail, the Cash Investment made by such Subscriber, and shall pay as soon as practicable to the applicable Subscriber(s), by certified or bank check and by first class mail, each Subscriber's share of income earned on the Escrow
Funds, each such share to be calculated on a Pro
Rata Basis as calculated by the Principal and provided to the Escrow Agent.

5. Suspension of Performance or Disbursement Into
Court. If, at any time, there shall exist any dispute between Principal, Selling Security
Holders, Escrow Agent, any Subscriber or any other person with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if Principal has not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

a. suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed
(as the case may be); provided however, that Escrow Agent shall continue to invest the Escrow
Funds in accordance with Section 6 hereof, and/or

b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Miami, Florida, for instructions with respect to such dispute or uncertainty, and pay into such court all funds held by it in the Escrow Funds for holding and disposition in accordance with the instructions of such court.

Escrow Agent shall have no liability to Principal, Selling Security Holders, any Subscriber or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

6. Deposit and Investment of Funds.

a. Escrow Agent shall invest and reinvest the Escrow Funds as the Principal shall direct in writing; provided, however, that no investment or reinvestment may be made except in the following:
(1) direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America; or

(2) money market mutual funds which invest solely in United States Treasury securities which are direct obligations of the United States of America or repurchase agreements that are fully collateralized by direct obligations of the United
States of America.

If Escrow Agent has not received written instructions from Selling Security Holders at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Funds, or such portion thereof as to which no written instructions have been received, in the Evergreen
Institutional Treasury Money Market Fund Resource
Class. Each of the foregoing investments shall be made in the name of Escrow Agent in its stated capacity as escrow agent. No investment shall be made in any instrument or security that has a maturity of greater than six (6) months.
Notwithstanding anything to the contrary contained herein, Escrow Agent may, without notice to Selling Security Holders, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and Escrow
Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds or any written investment instruction of Principal received by Escrow Agent after ten o'clock, a.m., Charlotte, North Carolina, time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in Charlotte, North Carolina, are open for business.

b. Interest or dividends earned on the Escrow
Funds, if any, shall be held in the escrow or trust account until the funds are released in accordance with the provisions of this agreement.
If funds held in escrow or trust account are released to the Selling Security Holders, interest or dividends earned on such funds up to the date of release may be released to the Selling Security
Holders.

Note - No longer applicable

7. Deposit of Securities.

a. All securities issued in connection with the offering, whether or not for cash consideration, and any other securities issued with respect to such securities, including securities issued with respect to stock splits, stock dividends, or similar rights, shall be deposited directly into the escrow or trust account promptly upon issuance. The identity of the Subscriber(s) shall be included on the stock certificates or other documents evidencing such securities.

b. Securities held in the escrow or trust account are to remain as issued and deposited and shall be held for the sole benefit of the Subscriber(s), who shall have voting rights, if any, with respect to securities held in their names, as provided by applicable state law. No transfer or other disposition of securities held in the escrow or trust account or any interest related to such securities shall be permitted other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order.

C. Warrants, convertible securities or other derivative securities relating to securities held in the escrow or trust account may be exercised or converted in accordance with their terms;
provided, however, that securities received upon exercise or conversion, together with any cash or other consideration paid in connection with the exercise or conversion, are promptly deposited into the escrow or trust account.

8.  Resignation and Removal of Escrow Agent.
Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten
(10) days' prior written notice to Principal and Selling Security Holders or may be removed, with or without cause, by Selling Security Holders, acting in writing, at any time by the giving of ten (10) days' prior written notice to Escrow
Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow
Agent as provided herein below. Upon any such notice of resignation or removal, Principal and Selling Security Holders jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow
Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as escrow agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow
Agent under this Escrow Agreement.

9. Liability of Escrow Agent.

a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow
Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow
Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or continence any proceeding in connection with the Escrow Funds or any account in which Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any subscription agreement with any Subscriber or any other agreement between Principal, Selling Security
Holders and/or any Subscriber. Escrow Agent shall not be responsible or liable in any manner for the performance by Principal or any Subscriber of their respective obligations under any subscription agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of Principal, Selling Security Holders or any third party (including any Subscriber) to honor any of the provisions of this Escrow
Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Principal shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

b . The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow
Agent of such court's jurisdiction in the matter.
If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

10. Indemnification of Escrow Agent. From and at all times after the date of this Escrow Agreement, Principal and Selling Security Holders shall, to the fullest extent permitted by law, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified
Parties") against any and all actions, claims
(whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without rotation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Principal or Selling Security Holders, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be Indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified
Party shall promptly notify Principal in writing, and Principal shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Principal shall be required to pay such fees and expenses (a) Principal agrees to pay such fees and expenses, or (b) Principal shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indentified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) Principal is the plaintiff in any such action or proceeding or (d) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and Principal, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Principal. Principal shall be liable to pay fees and expenses of counsel pursuant to the preceding sentence. All such fees and expenses, payable by Principal pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of Principal and Selling Security Holders under this Section 10 shall survive any termination of this Escrow
Agreement and the resignation or removal of Escrow
Agent.

11. Compensation to Escrow Agent.

C. Fees and Expenses.  Principal shall compensate
Escrow Agent for its services hereunder in accordance with Exhibit C attached hereto and, in addition, shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the foregoing compensation and reimbursement obligations shall be payable by Principal upon demand by Escrow Agent. The obligations of Principal under this Section 11 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

d. Disbursements from Escrow Funds to Pay Escrow
Agent. The Escrow Agent is authorized to and may disburse from time to time, to itself or to any Indemnified Party from the Escrow Funds (to the extent of Principal's and Selling Security
Holder's rights thereto), the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which Escrow Agent or any Indemnified
Party is entitled to seek indemnification pursuant to Section 10 hereof). Escrow Agent shall notify
Principal of any disbursement from the Escrow
Funds to itself or to any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to Principal copies of all related invoices and other statements.

e. Security and Offset.  Principal and Selling
Security Holders hereby grant to Escrow Agent and the Indemnified Parties a security interest in and lien upon the Escrow Funds (to the extent of Principal's rights thereto) to secure all obligations hereunder, and Escrow Agent and the Indemnified Parties shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 10 hereof) against the Escrow Funds (to the extent of Principal's rights thereto.) If for any reason the Escrow Funds available to Escrow Agent and the Indemnified Parties pursuant to such security interest or right of offset are insufficient to cover such compensation and reimbursement,
Principal shall promptly pay such amounts to Escrow Agent and the Indemnified Parties upon receipt of an itemized invoice.

12. Representations and Warranties; Legal
Opinions.

a. Principal makes the following representations and warranties to Escrow Agent:

  (1) Principal is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has full power and authority to execute and deliver this Escrow
Agreement and to perform its obligations hereunder;

  (2) This Escrow Agreement has been duly approved by all necessary corporate action of Principal, including any necessary shareholder approval, has been executed by duly authorized officers of

Principal, and constitutes a valid and binding agreement of Principal, enforceable in accordance with its terms.

(3) The execution, delivery, and performance by Principal of this Escrow Agreement will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of Principal, any applicable law or regulation, any court order or administrative ruling or decree to which Principal is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which Principal is a party or any of its property is subject. The execution, delivery and performance of this Agreement is consistent with and accurately described in the Offering Document, and the allocation of interest and other earnings to Subscribers, as set forth in Sections 4(b) and 4c hereof, has been properly described therein.

  (4) No party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow
Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

  (5) Principal hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow
Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

  (6) All of the representations and warranties of Principal contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

b. Selling Security Holders make the following representations and warranties to Escrow Agent:

  (1) Selling Security Holder has full power and authority to execute and deliver this Escrow
Agreement and to perform its obligations hereunder;

  (2) This Escrow Agreement constitutes a valid and binding agreement of the Selling Security
Holder, enforceable in accordance with its terms.

  (3) The execution, delivery, and performance by Selling Security Holder of this Escrow Agreement will not violate, conflict with, or cause a default under any applicable law, regulation or license, any court order or administrative ruling or decree to which Selling Security Holder is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which Selling Security Holder is a party or any of its property is subject. The execution, delivery and performance of this Agreement is consistent with and accurately described in the Offering Document, and the allocation of interest and other earnings to Subscribers, as set forth in Sections 4(b) and 4(c) hereof, has been properly described therein.

  (4) The deposit with Escrow Agent by Selling
Security Holder of Cash Investment Instruments pursuant to Section 3 hereof shall be deemed a representation and warranty by Selling Security
Holder that such Cash Investment Instrument represents a bona fide sale to the Subscriber described therein of the amount of Shares set forth therein, subject to and in accordance with the terms of the Offering Document.

  (5) Selling Security Holder hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other dm to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

  (6) All of the representations and warranties of Selling Security Holder contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

13. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of
Florida containing Lake Worth, Florida shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court of Florida, District containing Lake Worth, Florida shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.

14. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

If to Principal and Selling Security Holders at:


Village VI Acquisition Co., Inc.
12 South Dixie Highway, Suite 204
Lake Worth, Florida 33460
ATTENTION: Jack Augsback
Facsimile Number: (561) 586 - 7742


If to the Escrow Agent at:

First Union National Bank as Escrow Agent
200 South Biscayne Blvd., 14th floor
Miami, Florida 33131
ATTENTION:
Facsimile Number: (305) 789-4678
or to such other address as each party may designate for itself by like notice.

15. Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by Principal, Selling
Security Holders and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

16. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

17. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Florida without giving effect to the conflict of laws principles thereof.

18. Entire Agreement. This Escrow Agreement constitutes the entire agreement between the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow
Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

19. Binding Effect. All of the terms of this Escrow Agreement, as amended, from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of Principal and Selling Security Holders,
Principal and Escrow Agent.

20.  Execution in Counterparts.  This Escrow
Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

21. Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds or deposit of all amounts in the Escrow Funds into court pursuant to Section 5 hereof, this Escrow
Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

22.   Dealings.  The Escrow Agent and any
stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Principal and become pecuniarily interested in any transaction in which the Principal may be interested, contract and lend money to the Principal and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Principal or any other entity.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

Village VI Acquisition Corp.
By:  Tammy Augsback
Title:  President
[Corporate Seal]

ATTEST:
/s/Jack Augsback
Jack Augsback
Secretary

The Chelverton Fund, LLC
By: /s/James Morton
      Fund Manager

/s/Javier E. Benavente
      Trustee of the Javier E.
      Benavente Revocable Living Trust

/s/Theresa L. Benavente
      Trustee of the Theresa Benavente
      Revocable Living Trust

/s/Jody M. Walker

/s/Tammy Sypnienski

/s/Timothy Augsback

/s/Patricia A. Kelly

/s/Debra L. Shaw

/s/Charito Augsback

/s/Janie Koch

/s/Mark V. Stys

/s/Carolyn Stys

/s/Cheri C. Simon

/s/Terri A. Messner

/s/Edna Hockney

Anthony Amrhein
/s/Jack Augsback POA

Todd J. Amrhein
By: /s/Jack Augsback POA

FIRST UNION NATIONAL BANK, as Escrow Agent
By: /s/Sandra Thompson
Title:  Vice President

Specific Power of Attorney

BE IT ACKNOWLEDGED, That I, Anthony Amrhein the undersigned, do hereby grant a limited and specific power of attorney to Jack Augsback, as my attorney-in-fact. Said attorney-in-fact shall have full power and authority to undertake and perform only the following acts on my behalf.

To sign all documents pertaining to the execution of the escrow agreement and issuance of shares, when effective, of Village VI Acquisition
Corporation.

The authority herein shall include such incidental acts as are reasonably required to carry out and perform the specific authorities granted herein.

My attorney-in-fact agrees to accept this appointment subject to its terms, and agrees to act and perform in said fiduciary capacity consistent with my best interest as he/she in his/her discretion deems advisable.

This power of attorney is effective upon execution. This power of attorney may be revoked by at any time, and shall automatically be revoked upon my death, provided any person relying on this power of attorney shall have full rights to accept and rely upon the authority of my attorney-in-fact until in receipt of actual notice of revocation.

Signed this 24 day of May, 2001
Witness

Grantor:  Anthony Amrhein

Witness:  Cheri Simon

Attorney-in Fact:  Jack Augsback


STATE OF FLORIDA
COUNTY OF

On 5/24/01 before me, Anthony Amrhein personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity behalf of which the person(s) acted, executed the instrument.


Signature /s/JoAnn Augsback

 Affiant X Known    Unknown

(Seal)      ID Produced

JoAnn Augsback
MY COMMISSION # CC835535 Expires
June 18, 2003
BONDED THRU TROY FAIN INSURANCE, INC.

Specific Power of Attorney

BE IT ACKNOWLEDGED, That I, Todd J. Amrhein the undersigned, do hereby grant a limited and specific power of attorney to Jack Augsback, as my attorney-in-fact. Said attorney-in-fact shall have full power and authority to undertake and perform only the following acts on my behalf:

To sign all documents pertaining to the execution of the escrow agreement and issuance of shares, when effective, of Village VI Acquisition
Corporation.

The authority herein shall include such incidental acts as are reasonably required to carry out and perform the specific authorities granted herein.

My attorney-in-fact agrees to accept this appointment subject to its terms, and agrees to act and perform in said fiduciary capacity consistent with my best interest as he/she in his/her discretion deems advisable.

This power of attorney is effective upon execution. This power of attorney may be revoked by at any time, and shall automatically be revoked upon my death, provided any person relying on this power of attorney shall have full rights to accept and rely upon the authority of my attorney-in-fact until in receipt of actual notice of revocation.
Signed this 26th day of May, 2001

Grantor:  Todd Amrhein

Witness:  Cheri Simon

Attorney-in Fact:  Jack Augsback

STATE OF
COUNTY OF

On 5/26/2001 before me, Todd Amehein, personally appeared, personally known to (or proved to me on the basis satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of whiph the person(s) acted, executed the instrument.

Signature JoAnn Augsback  Affiant
 X  Known  Unknown  ID Produced

JoAnn Augsback
MY COMMISSION # CC835545 EXPIRES
June 18, 2003
BONDED THRU TROY FAIN INSURANCE, INC

Exhibit A
Offering Document

Exhibit B

Additional Documents Required
for Release of Escrow Funds
Pursuant to Section 4(a)


1. Certificate of Jack Augsback, President of
Village VI Acquisition Co., Inc., that (a) the
Offering Document has been declared effective under the Securities Act of 1933, and (b) no stop order has been issued or threatened to be issued by the SEC or any other federal or state regulatory authority in connection with the Offering Document or the offering of Shares pursuant thereto; and

2. An opinion of counsel to Principal that (a) the Offering Document has been declared effective under the Securities Act of 1933, and (b) to the best of its knowledge, no stop order has been issued or threatened to be issued by the SEC or any other federal or state regulatory authority in connection with the Offering Document or the offering of Shares pursuant thereto.

Exhibit C
Fee Schedule for Escrow Agent

Name of Firm              First Union National
Bank

Contact                   Sandra Thompson

Phone Number              615-341-3925 Fax: 615-
                           341-3927

Fee Proposal

Acceptance Fee            Waived

Administration Fee        $2,500
(to be deducted from 1st closing)

Out-of-Pocket Expenses     At cost

Legal Fee (max.)           At cost

Transactions            $10 per deposit (first 100
                        at no charge) $15 per
                        disbursement *


The Legal Fee covers the costs of drafting /review governing document by First Union's counsel. Such
Legal Fee is payable even if the parties involved decide not to proceed with the transaction for any reason whatsoever, and is in addition to fees payable for our administration of the account.
Out-of-pocket expenses incurred in rendering any service covered by this schedule are in addition to the fees quoted. Expenses for which First
Union is normally reimbursed include, but are not limited to, counsel fees, travel expenses, publications, printing costs, postage, and coufier charges.

This fee is based on the Escrow Agent being required to send check checks back to the investors, if required.


Approved & Acknowledged by:
Authorized Representative

The fees quoted above are based solely on the information provided to First Union at the time of submission. If the parameters for this transaction change for any reason we reserve the right to adjust our fees accordingly.